UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 13, 2025

Lyft, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38846	20-8809830
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
185 Berry Street, Suite 400
San Francisco, California 94107
(Address of principal executive offices, including zip code)
(844) 250-2773
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value of $0.00001 per share	LYFT	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 3.03     Material Modification to Rights of Security Holders
On August 14, 2025, Lyft, Inc. (the “Company”) announced that at 5:00 p.m. Eastern Time on August 15, 2025, each outstanding share of Class B common stock, par value $0.00001 per share of the Company (the “Class B Common Stock”), will automatically convert into one share of Class A common stock, par value $0.00001 per share (“Class A Common Stock”), pursuant to the terms of the Company’s Restated Certificate of Incorporation (the “Certificate of Incorporation”). No shares of Class B Common Stock will remain outstanding following the conversion, and no additional shares of Class B Common Stock will be issued following such conversion.
The conversion occurred pursuant to Article V, Section 5.1 and Article V, Section 1.9(a) of the Certificate of Incorporation, which provides, among other things, that each share of Class B Common Stock will automatically convert into one fully paid and nonassessable share of Class A Common Stock on the Final Conversion Date (the “Final Conversion Date”). The Final Conversion Date is the date specified in the affirmative written election executed by the holders of two-thirds of the outstanding shares of Class B Common Stock. Logan Green and John Zimmer and certain of their affiliates, the holders of all outstanding shares of Class B Common Stock submitted a written election to the Company specifying the Final Conversion Date will be August 15, 2025. The Company’s Class A Common Stock will continue to trade on The Nasdaq Stock Market under the ticker symbol “LYFT” following the conversion and will maintain the same CUSIP number previously assigned to the Class A Common Stock.
In addition, in accordance with Article V, Section 9 of the Certificate of Incorporation, and as required by Section 243 of the Delaware General Corporation Law (the “DGCL”), on August 15, 2025 the Company plans to file a certificate with the Secretary of State of the State of Delaware effecting the retirement of the shares of Class B Common Stock that were issued but no longer outstanding following the conversion (the “Certificate of Retirement”). Pursuant to Section 243 of the DGCL, the filing of the Certificate of Retirement has the effect of amending the Certificate of Incorporation such that, upon the effectiveness of the Certificate of Retirement, the Company’s total number of authorized shares of capital stock will be reduced by the number of retired shares of Class B Common Stock.
The conversion had the following effects, among others, on the holders of shares of Class B Common Stock:
Voting Power. Prior to the conversion, holders of shares of Class B Common Stock were entitled to cast twenty votes per share on any matter submitted to a vote of the Company’s stockholders. As a result of the conversion, the former holders of shares of Class B Common Stock are now holders of shares of Class A Common Stock, which is entitled to only one vote per share on all matters subject to a stockholder vote. In addition, the provisions of the Certificate of Incorporation and Delaware law that entitled the holders of shares of Class A Common Stock and Class B Common Stock, in certain circumstances, to separate class voting rights are no longer applicable as a result of the conversion.
Economic Interests. Because holders of shares of Class A Common Stock are entitled to the same economic interests to which former holders of shares of Class B Common Stock were entitled before the conversion, including with regard to dividends, liquidation rights, and treatment in connection with a change of control or merger transaction, the conversion had no impact on the economic interests of former holders of shares of Class B Common Stock.
Capitalization. The conversion had no impact on the total number of the Company’s outstanding shares of capital stock, as the shares of Class B Common Stock converted into an equivalent number of shares of Class A Common Stock.
Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Director Resignations
On August 14, 2025, the Company announced that Logan Green, Chair of the Board of Directors of the Company (the “Board”), and John Zimmer, Vice Chair of the Board, had resigned from the Board effective August 14, 2025, marking the successful completion of a two-year transition plan. Neither Mr. Green’s nor Mr. Zimmer’s decision to resign from the Board was due to any disagreement with the Company on any matter related to the Company’s operations, policies or practices.
The Board has decreased the number of authorized directors from nine to seven.
Board Leadership
In connection with Mr. Green’s departure from the Board, the Board appointed Sean Aggarwal as Chair of the Board to succeed Mr. Green. Mr. Aggarwal has served on the Board since 2016, including as Chair of the Board from 2019 to 2023 and as the Lead Independent Director of the Board since 2023.
Item 5.03     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
As described under Item 3.03, on August 15, 2025, the Company plans to file the Certificate of Retirement with the Secretary of State of the State of Delaware to effect the retirement of the shares of Class B Common Stock that were issued but not outstanding following the conversion and to accordingly reduce the Company’s total number of authorized shares of capital stock by the number of retired shares of Class B Common Stock. The Certificate of Retirement will be effective upon filing.
The foregoing description of the Certificate of Retirement is a summary only and is qualified in its entirety by reference to the full text of (a) the Certificate of Retirement, a copy of which is attached as Exhibit 3.1 hereto, and (b) the Certificate of Incorporation, a copy of which is incorporated by reference herein as Exhibit 3.2 hereto, and both of which are incorporated by reference into this Item 5.03.
Item 7.01     Regulation FD Disclosure
On August 14, 2025, the Company issued a press release relating to the matters described above. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished on this Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 9.01    Financial Statements and Exhibits
(d) Exhibits:

Exhibit No.	Exhibit Description
3.1	Certificate of Retirement
3.2	Restated Certificate of Incorporation of Lyft, Inc. (incorporated by reference to Form 10-Q (file no 001-38846), filed with the Securities and Exchange Commission on May 14, 2019)
99.1	Press Release, dated August 14, 2025
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LYFT, INC.

Date:	August 14, 2025	/s/ Lindsay Llewellyn
Lindsay Llewellyn
Chief Legal and Business Officer, Corporate Secretary